SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 ----------


                                  FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) January 22, 1999




                Apartment Investment and Management Company
           (Exact name of registrant as specified in its charter)


    Maryland                          1-13232           84-1259577
 (State or other jurisdiction of     (Commission      (I.R.S. Employer
 incorporation or organization)      File Number)     Identification No.)


1873 South Bellaire Street, Suite 1700, Denver, CO       80222-4348
     (Address of principal executive offices)            (Zip Code)


     Registrant's telephone number, including area code (303) 757-8101


                               Not Applicable
       (Former name or Former Address, if Changed Since Last Report)




Item 5.         Other Events.

                Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), has filed a registration statement on Form S-4 (the "Registration Statement") relating to the proposed merger (the "Merger") of Insignia Properties Trust, a Maryland real estate investment trust ("IPT"), with and into AIMCO. The opinion of each of Ballard, Spahr, Andrews & Ingersoll, LLP and Skadden, Arps, Slate, Meagher & Flom LLP, attached hereto as Exhibits 5.1 and 8.1, respectively, relating to the Registration Statement, are incorporated herein by reference. The press release of AIMCO, attached hereto as Exhibit 99.1, relating to the Merger, is also incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits.

                The following exhibits are filed with this report:


Exhibit
Number          Description

5.1 Opinion of Ballard, Spahr, Andrews & Ingersoll, LLP, regarding the validity of offered the shares of Class A Common Stock of AIMCO offered in connection with the Merger.

8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, regarding certain tax matters.

99.1            Joint Press Release of AIMCO and IPT, dated January 29, 1999.



                                 SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY



Date:  February 4, 1999                By:    /s/ Patrick J. Foye
                                             ---------------------------
                                             Patrick J. Foye
                                             Executive Vice President




                               EXHIBIT INDEX


Exhibit
Number          Description

5.1 Opinion of Ballard, Spahr, Andrews & Ingersoll, LLP, regarding the validity of offered shares of Class A Common Stock of AIMCO offered in connection with the Merger.

8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, regarding certain tax matters.

99.1            Joint Press Release of AIMCO and IPT, dated January 29, 1999.